BLACKROCK FUNDSSM
BlackRock Total Emerging Markets Fund
(the “Fund”)

Supplement dated October 31, 2016
to the Summary Prospectus of the Fund, dated June 17, 2016, and the Prospectus of the Fund, dated February 26, 2016 (as amended June 17, 2016)

Effective October 1, 2016, BlackRock (as defined below) has agreed to reduce its contractual management fee rate for the Fund. Accordingly, effective October 1, 2016, the Fund’s Summary Prospectus and Prospectus are amended as follows:

The section of the Summary Prospectus entitled “Fees and Expenses of the Fund” and the section of the Prospectus entitled “Fund Overview — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 32 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-75 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3,4]	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[5,6,7]	0.92%	0.93%	0.76%
Other Expenses of the Fund[5,7]	0.92%	0.93%	0.76%
Other Expenses of the Subsidiary[6]	—	—	—
Acquired Fund Fees and Expenses[7]	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses[7]	2.03%	2.79%	1.62%
Fee Waivers and/or Expense Reimbursements[8]	(0.82)%	(0.83)%	(0.66)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[8]	1.21%	1.96%	0.96%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Investor C Shares after one year.
[3]	The Management Fee payable by the Fund is based on assets estimated to be attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds (“ETFs”) advised by BlackRock or other investment advisers, other investments and cash and cash equivalents (including money market funds). BlackRock has contractually agreed to waive the Management Fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates (the “mutual funds”).
[4]	Management Fee has been restated to reflect current fees.

[5]	Other Expenses have been restated to reflect current fees.
[6]	Other Expenses of BlackRock Cayman Emerging Market Allocation Fund, Ltd. (the “Subsidiary”) were less than 0.01% for the Fund’s last fiscal year.
[7]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses or the restatement of Management Fee or Other Expenses.
[8]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 53, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 1.10% (for Investor A Shares), 1.85% (for Investor C Shares) and 0.85% (for Institutional Shares) through February 28, 2018. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$642	$1,053	$1,489	$2,698
Investor C Shares	$299	$787	$1,401	$3,058
Institutional Shares	$98	$447	$819	$1,866

You would pay the expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$199	$787	$1,401	$3,058

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

The section of the Fund’s Prospectus entitled “Management of the Fund — BlackRock” is revised as follows:

The table following the third paragraph is deleted in its entirety and replaced with the following:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.75%
$1 billion — 3 billion	0.71%
$3 billion — $5 billion	0.68%
$5 billion — $10 billion	0.65%
Greater than $10 billion	0.64%

Shareholders should retain this Supplement for future reference.

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